Exhibit (d)(44)

AMENDED AND RESTATED

APPENDIX B

TO IVY FUNDS INVESTMENT MANAGEMENT AGREEMENT

FEE SCHEDULE

This Amended and Restated Appendix B, as amended May 18, 2017 (“Appendix B”), to the Ivy Investment Management Agreement dated November 13, 2008 (the “Agreement”) is effective as of May 18, 2017, and supersedes any prior Appendix B to the Agreement.

A cash fee computed each day on the net asset value for each Fund at the annual rate listed below:

Ivy Advantus Bond Fund
Net Assets	Fee
Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over $1.5 billion and up to $5 billion	0.40% of net assets
Over $5 billion and up to $10 billion	0.395% of net assets
In excess of $10 billion	0.39% of net assets

Ivy Advantus Real Estate Securities Fund
Net Assets	Fee
Up to $1 billion	0.90% of net assets
Over $1 billion and up to $2 billion	0.87% of net assets
Over $2 billion and up to $3 billion	0.84% of net assets
Over $3 billion and up to $5 billion	0.80% of net assets
Over $5 billion and up to $10 billion	0.76% of net assets
In excess of $10 billion	0.72% of net assets

Ivy Apollo Multi-Asset Income Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.61% of net assets
In excess of $3 billion	0.58% of net assets

Ivy Apollo Strategic Income Fund
Net Assets	Fee
Up to $1 billion	0.68% of net assets
Over $1 billion and up to $2 billion	0.62% of net assets
Over $2 billion and up to $3 billion	0.58% of net assets
In excess of $3 billion	0.57% of net assets

Ivy Asset Strategy Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $28 billion	0.55% of net assets
Over $28 billion and up to $53 billion	0.545% of net assets
In excess of $53 billion	0.54% of net assets

Ivy Balanced Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $10 billion	0.54% of net assets
In excess of $10 billion	0.53% of net assets

Ivy California Municipal High Income Fund
Net Assets	Fee
Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over $1.5 billion and up to $5 billion	0.40% of net assets
Over $5 billion and up to $10 billion	0.395% of net assets
Over $10 billion and up to $15 billion	0.39% of net assets
In excess of $15 billion	0.385% of net assets

Ivy Core Equity Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $6 billion	0.525% of net assets
Over $6 billion and up to $10 billion	0.50% of net assets
In excess of $10 billion	0.49% of net assets

Ivy Crossover Credit Fund
Net Assets	Fee
Up to $500 million	0.50% of net assets
Over $500 million and up to $1 billion	0.45% of net assets
Over $1 billion and up to $2.5 billion	0.425% of net assets
Over $2.5 billion and up to $5 billion	0.40% of net assets
In excess of $5 billion	0.375%

Ivy Cundill Global Value Fund
Net Assets	Fee
Up to $500 million	1.00% of net assets
Over $500 million and up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.76% of net assets
Over $5 billion and up to $10 billion	0.73% of net assets
In excess of $10 billion	0.70% of net assets

Ivy Dividend Opportunities Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $10 billion	0.54% of net assets
In excess of $10 billion	0.53% of net assets

Ivy Emerging Markets Equity Fund
Net Assets	Fee
Up to $500 million	1.00% of net assets
Over $500 million and up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.76% of net assets
Over $5 billion and up to $10 billion	0.755% of net assets
In excess of $10 billion	0.75% of net assets

Ivy Energy Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.76% of net assets
Over $5 billion and up to $10 billion	0.75% of net assets
In excess of $10 billion	0.74% of net assets

Ivy European Opportunities Fund
Net Assets	Fee
Up to $250 million	0.90% of net assets
Over $250 million and up to $500 million	0.85% of net assets
Over $500 million and up to $2 billion	0.75% of net assets
Over $2 billion and $5 billion	0.74% of net assets
Over $5 billion and up to $10 billion	0.72% of net assets
In excess of $10 billion	0.71% of net assets

Ivy Global Bond Fund
Net Assets	Fee
Up to $500 million	0.625% of net assets
Over $500 million and up to $1 billion	0.60% of net assets
Over $1 billion and up to $1.5 billion	0.55% of net assets
Over $1.5 billion and up to $5 billion	0.50% of net assets
Over $5 billion and up to $10 billion	0.49% of net assets
In excess of $10 billion	0.48% of net assets

Ivy Global Equity Income Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $10 billion	0.545% of net assets
In excess of $10 billion	0.54% of net assets

Ivy Global Growth Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.70% of net assets
Over $5 billion and up to $10 billion	0.695% of net assets
In excess of $10 billion	0.69% of net assets

Ivy Global Income Allocation Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $10 billion	0.545% of net assets
In excess of $10 billion	0.54% of net assets

Ivy Government Money Market Fund
Net Assets	Fee
Up to $1 billion	0.35% of net assets
In excess of $1 billion	0.30% of net assets

Ivy High Income Fund
Net Assets	Fee
Up to $500 million	0.625% of net assets
Over $500 million and up to $1 billion	0.60% of net assets
Over $1 billion and up to $1.5 billion	0.55% of net assets
Over $1.5 billion and up to $10 billion	0.50% of net assets
Over $10 billion and up to $20 billion	0.49% of net assets
In excess of $20 billion	0.48% of net assets

Ivy IG International Small Cap Fund
Net Assets	Fee
Up to $1 billion	1.00% of net assets
Over $1 billion and up to $2 billion	0.95% of net assets
Over $2 billion and up to $5 billion	0.90% of net assets
In excess of $5 billion	0.85% of net assets

Ivy International Core Equity Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.70% of net assets
Over $5 billion and up to $10 billion	0.69% of net assets
In excess of $10 billion	0.68% of net assets

Ivy Large Cap Growth Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $10 billion	0.545% of net assets
In excess of $10 billion	0.54% of net assets

Ivy LaSalle Global Real Estate Fund
Net Assets	Fee
Up to $1 billion	0.95% of net assets
Over $1 billion and up to $2 billion	0.92% of net assets
Over $2 billion and up to $3 billion	0.87% of net assets
Over $3 billion and up to $5 billion	0.84% of net assets
Over $5 billion and up to $10 billion	0.82% of net assets
In excess of $10 billion	0.80% of net assets

Ivy LaSalle Global Risk-Managed Real Estate Fund
Net Assets	Fee
Up to $1 billion	0.95% of net assets
Over $1 billion and up to $2 billion	0.92% of net assets
Over $2 billion and up to $3 billion	0.87% of net assets
Over $3 billion and up to $5 billion	0.84% of net assets
Over $5 billion and up to $10 billion	0.82% of net assets
In excess of $10 billion	0.80% of net assets

Ivy Limited-Term Bond Fund
Net Assets	Fee
Up to $500 million	0.50% of net assets
Over $500 million and up to $1 billion	0.45% of net assets
Over $1 billion and up to $1.5 billion	0.40% of net assets
Over $1.5 billion and up to $5 billion	0.35% of net assets
Over $5 billion and up to $10 billion	0.34% of net assets
In excess of $10 billion	0.33% of net assets

Ivy Managed International Opportunities Fund
A cash fee computed each day on the net assets of the Fund at the annual rate of 0.05% of net assets.

Ivy Micro Cap Growth Fund
Net Assets	Fee
Up to $1 billion	0.95% of net assets
Over $1 billion and up to $2 billion	0.93% of net assets
Over $2 billion and up to $3 billion	0.90% of net assets
Over $3 billion and up to $5 billion	0.86% of net assets
Over $5 billion and up to $10 billion	0.83% of net assets
In excess of $10 billion	0.80% of net assets

Ivy Mid Cap Growth Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.76% of net assets
Over $5 billion and up to $10 billion	0.73% of net assets
Over $10 billion and up to $15 billion	0.70% of net assets
In excess of $15 billion	0.67% of net assets

Ivy Mid Cap Income Opportunities Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.76% of net assets
Over $5 billion and up to $10 billion	0.73% of net assets
Over $10 billion and up to $15 billion	0.70% of net assets
In excess of $15 billion	0.67% of net assets

Ivy Municipal Bond Fund
Net Assets	Fee
Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over $1.5 billion and up to $5 billion	0.40% of net assets
Over $5 billion and up to $10 billion	0.395% of net assets
Over $10 billion and up to $15 billion	0.39% of net assets
In excess of $15 billion	0.385% of net assets

Ivy Municipal High Income Fund
Net Assets	Fee
Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over $1.5 billion and up to $5 billion	0.40% of net assets
Over $5 billion and up to $10 billion	0.395% of net assets
Over $10 billion and up to $15 billion	0.39% of net assets
In excess of $15 billion	0.385% of net assets

Ivy Natural Resources Fund
Net Assets	Fee
Up to $500 million	1.00% of net assets
Over $500 million and up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.76% of net assets
Over $5 billion and up to $10 billion	0.73% of net assets
In excess of $10 billion	0.70% of net assets

Ivy Pictet Emerging Markets Local Currency Debt Fund
Net Assets	Fee
Up to $1 billion	0.75% of net assets
Over $1 billion and up to $2 billion	0.725% of net assets
Over $2 billion and up to $5 billion	0.70% of net assets
Over $5 billion and up to $10 billion	0.675% of net assets
In excess of $10 billion	0.65% of net assets

Ivy Pictet Targeted Return Bond Fund
Net Assets	Fee
Up to $1 billion	0.90% of net assets
Over $1 billion and up to $2 billion	0.85% of net assets
Over $2 billion and up to $5 billion	0.80% of net assets
In excess of $5 billion	0.75% of net assets

Ivy PineBridge High Yield Fund
Net Assets	Fee
Up to $500 million	0.625% of net assets
Over $500 million and up to $1 billion	0.60% of net assets
Over $1 billion and up to $1.5 billion	0.55% of net assets
Over $1.5 billion and up to $10 billion	0.50% of net assets
Over $10 billion and up to $20 billion	0.49% of net assets
Over $20 billion	0.48% of net assets

Ivy ProShares Interest Rate Hedged High Yield Index Fund
Net Assets	Fee
Up to $1 billion	0.50% of net assets
Over $1 billion and up to $2 billion	0.48% of net assets
Over $2 billion and up to $5 billion	0.46% of net assets
In excess of $5 billion	0.45% of net assets

Ivy ProShares MSCI ACWI Index Fund
Net Assets	Fee
Up to $1 billion	0.45% of net assets
Over $1 billion and up to $2 billion	0.43% of net assets
Over $2 billion and up to $5 billion	0.41% of net assets
In excess of $5 billion	0.40% of net assets

Ivy ProShares Russell 2000 Dividend Growers Index Fund
Net Assets	Fee
Up to $1 billion	0.40% of net assets
Over $1 billion and up to $2 billion	0.38% of net assets
Over $2 billion and up to $5 billion	0.36% of net assets
In excess of $5 billion	0.35% of net assets

Ivy ProShares S&P 500 Bond Index Fund
Net Assets	Fee
Up to $1 billion	0.20% of net assets
Over $1 billion and up to $2 billion	0.18% of net assets
Over $2 billion and up to $5 billion	0.16% of net assets
In excess of $5 billion	0.15% of net assets

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
Net Assets	Fee
Up to $1 billion	0.35% of net assets
Over $1 billion and up to $2 billion	0.33% of net assets
Over $2 billion and up to $5 billion	0.31% of net assets
In excess of $5 billion	0.30% of net assets

Ivy Science & Technology Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $8 billion	0.76% of net assets
Over $8 billion and up to $13 billion	0.755% of net assets
In excess of $13 billion	0.75% of net assets

Ivy Small Cap Core Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.76% of net assets
Over $5 billion and up to $10 billion	0.73% of net assets
In excess of $10 billion	0.72% of net assets

Ivy Small Cap Growth Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion and up to $5 billion	0.76% of net assets
Over $5 billion and up to $10 billion	0.73% of net assets
In excess of $10 billion	0.72% of net assets

Ivy Tax-Managed Equity Fund
Net Assets	Fee
Up to $1 billion	0.65% of net assets
Over $1 billion and up to $2 billion	0.60% of net assets
Over $2 billion and up to $3 billion	0.55% of net assets
Over $3 billion and up to $5 billion	0.50% of net assets
Over $5 billion and up to $10 billion	0.495% of net assets
In excess of $10 billion	0.49% of net assets

Ivy Value Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion and up to $5 billion	0.55% of net assets
Over $5 billion and up to $10 billion	0.545% of net assets
In excess of $10 billion	0.54% of net assets